Exhibit 10.4

October 28, 2014

Relypsa, Inc.

5301 Patrick Henry Drive

Santa Clara, CA 95054

Dear Sir or Madam:

Reference is made to the Amended and Restated Intellectual Property License and Assignment Agreement dated November 23, 2009 between Ilypsa, Inc. and Relypsa, Inc. (the “Agreement”).  Capitalized terms used but not defined herein shall have the same meanings as assigned to such terms in the Agreement.

The parties inadvertently failed to include in the Agreement that the license grant in Section 3.1 should be exclusive for the ILY101 Program with respect to certain Patent Rights.  Accordingly, the parties hereby agree that the license grant under Section 3.1 of the Agreement shall be exclusive (instead of non-exclusive) for the ILY101 Program solely with respect to the Patent Rights referenced in the letter sent from Ilypsa to Relypsa on October 27, 2014.

Except as set forth in this letter, the terms of the Agreement remain in full force and effect.  This letter may be executed in counterparts with the same effect as if each party had signed the same document.  All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.  Signature pages of this amendment letter may be exchanged by facsimile or other electronic means without affecting the validity thereof.

To evidence your agreement, please execute this letter where indicated below.

Sincerely,
/s/ Stuart L. Watt
Stuart L. Watt
VP, Law and Intellectual Property Officer

Acknowledged and Agreed:

Relypsa, Inc.

By:	/s/ Ronald Krasnow
Name:	Ronald Krasnow
Title:	SVP, General Counsel

Contract number: 2007511785-001-011

October 27, 2014

Relypsa, Inc.

5301 Patrick Henry Drive

Santa Clara, CA 95054

Re:    Patent Rights

Dear Sir or Madam:

Reference is made to the Amended and Restated Intellectual Property License and Assignment Agreement dated November 23, 2009 between Ilypsa, Inc. and Relypsa, Inc. (the “Agreement”).  Capitalized terms used but not defined herein shall have the same meanings as assigned to such terms in the Agreement.

The Patent Rights that the parties are referencing with respect to an exclusive license under Section 3.1 of the Agreement are:

PCT/US2005/010747 – WO 2005/097072

Mar30-04 – 10/814,749

Mar30-05 – 11/095,918

and all Patent Rights claiming priority thereto or deriving therefrom.

Sincerely,
/s/ Stuart L. Watt
Stuart L. Watt
VP, Law and Intellectual Property Officer

Contract number: 2007511785-001-011